SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549





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                                          FORM 10-Q







                   Quarterly Report Under Section 13 or 15(d) of
                        the Securities Exchange Act of 1934







For Quarter Ended September 30, 1997          Commission file number 1-4881









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                              AVON PRODUCTS, INC.
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            (Exact name of registrant as specified in its charter)









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                                     EXHIBITS



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                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS



Exhibit
Number                    Description
-------                   -----------
10.1    --First Amendment of the Avon 1993 Stock Incentive Plan effective
           January 1, 1997.

11.1    --Statement re computation of primary income per share.

11.2    --Statement re computation of fully diluted income per share.

27      --Financial Data Schedule.